Vanguard Total Bond Market Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Supplement to the Prospectuses and Summary Prospectuses Dated April 29, 2014

Prospectus and Summary Prospectus Text Changes for Vanguard Total
Bond Market Index Fund

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed
Income Indexing Americas. He has managed the Fund since 2013.

Prospectus and Summary Prospectus Text Changes for Vanguard
Short-Term Bond Index, Intermediate-Term Bond Index, and
Long-Term Bond Index Funds

Under the heading “Investment Advisor,” Joshua C. Barrickman’s title is updated as follows:

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed
Income Indexing Americas.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Gregory Davis, CFA, Principal of Vanguard and global head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has been with Vanguard since 1999 and has managed investment portfolios since 2000. He received his B.S. in insurance from The Pennsylvania State University and an M.B.A. from The Wharton School of the University of Pennsylvania.

Kenneth E. Volpert, CFA; Principal of Vanguard; global head of Fixed Income Indexing; and head of investments, Europe. He has direct oversight responsibility for all bond index funds managed by the Fixed Income Group. He managed investment portfolios from 1982 through May 2014 and has been with Vanguard since 1992. He received his B.S. from the University of Illinois and an M.B.A. from the University of Chicago.

Paul M. Jakubowski, Principal of Vanguard and head of credit. He has oversight responsibility for investment activities within the credit-related sectors of the taxable fixed income market as well as taxable credit research. He has worked in investment management since joining Vanguard in 2000 and has managed investment portfolios since 2013. He received his B.S. from the University of Richmond and an M.B.A. from Villanova University.

Ronald M. Reardon, Principal of Vanguard and head of rates. He has oversight responsibility for investment activities within the rates-related sectors of the taxable fixed income market including foreign exchange. He has worked in investment management for Vanguard since 2001 and has managed investment portfolios since 2005. He received his B.S. from The College of New Jersey and an M.B.A. from the University of Rochester.

In the description of the managers primarily responsible for the day-to-day management of the Funds, references to Kenneth E. Volpert are removed, and the following replaces similar text for Joshua C. Barrickman:

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, has managed the Intermediate-Term Bond Index Fund since 2008, and has managed the Total Bond Market Index Fund and co-managed the Short-Term Bond Index and Long-Term Bond Index Funds since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

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© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 84 062014

Vanguard Bond Index Funds

Supplement to the Statement of Additional Information Dated April 29, 2014

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” on page B-44 is revised to indicate that Joshua C. Barrickman is the sole portfolio manager for Vanguard Total Bond Market Index Fund. All references to Kenneth E. Volpert are removed.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 084 062014